SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 18, 1999


                                   AAON, INC.
                                   ----------


     State of Nevada           000-18953                  87-0448736
     ---------------           ---------                  ----------
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


2425 South Yukon, Tulsa, Oklahoma                  74107
---------------------------------                  -----
(Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (918) 583-2266

<PAGE 2>

Item 5.   Other Events

         Rights Agreement

         On February 18, 1999, the Board of Directors of AAON, Inc. (the "Company") authorized and declared, effective February 19, 1999, a dividend distribution of one Right for each outstanding share of the Company's common stock, $.004 par value (the "Common Stock"), to stockholders of record at the close of business on March 1, 1999. Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1,000) of a share of Series A Preferred Stock, par value $.001 per share (the "Preferred Stock"), at a Purchase Price of $60.00 per one one-thousandth (1/1,000) of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Progressive Transfer Company, as Rights Agent (the "Rights Agent").

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock upon the earlier of (i) ten (10) business days following a public announcement that a person (other than Norman H. Asbjornson, the Company's Chief Executive Officer) or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of twenty percent (20%) or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) ten (10) business days (or such later date as the Board of Directors shall determine) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning twenty percent (20%) or more of such outstanding shares of Common Stock.
The date the Rights separate is referred to as the "Distribution Date."

         Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after March 1, 1999 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 1, 2009, unless earlier redeemed by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates will represent the Rights. Except in connection with shares of Common Stock issued or sold pursuant to the exercise of stock options under any employee plan or arrangements, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, or as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

         In the event that (i) the Company is the surviving corporation in a merger or other business combination with an Acquiring Person (or any associate or affiliate thereof) and its Common Stock remains outstanding and unchanged,
(ii) any person shall acquire beneficial ownership of more than twenty percent (20%) of the outstanding shares of Common Stock (except pursuant to (A) certain consolidations or mergers involving the Company or sales or transfers of the combined assets, cash flow or earning power of the Company and its subsidiaries or (B) an offer for all outstanding shares of Common Stock at a price and upon terms and conditions which the Board of Directors determines to be in the best interests of the Company and its stockholders), or (iii) there occurs a reclassification of securities, a recapitalization of the Company or any of certain business combinations or other transactions (other than certain consolidations and mergers involving the Company and sales or transfers of the combined assets, cash flow or earning power of the Company and its subsidiaries) involving the Company or any of its subsidiaries which has the effect of increasing by more than one percent (1%) the proportionate share of any class of the outstanding equity securities of the Company or any of its subsidiaries beneficially owned by an Acquiring Person (or any associate or affiliate thereof), each holder of a Right (other than the Acquiring Person and certain related parties) will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events described in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The events described in this paragraph are referred to as "Flip-in Events."

         For example, at a Purchase Price of $60.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties or transferees) following an event set forth in the preceding paragraph would entitle its holder to purchase $120.00 worth of Common Stock (or other consideration, as noted above) for $60.00. Assuming that the Common Stock had a per share market price of $10.00 at such time, the holder of each valid Right would be entitled to purchase twelve shares of Common Stock for $60.00.

         In the event that, at any time  following the Stock  Acquisition  Date,
(i) the Company shall enter into a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company is the surviving corporation in a consolidation, merger or similar transaction pursuant to which all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property or (iii) more than 50% of the combined assets, cash flow or earning power of the Company and its subsidiaries is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets, cash flow or earning power by or to subsidiaries of the Company as specified in the Rights Agreement), each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right. The events described in this paragraph are referred to as "Flip-over Events." Flip-in Events and Flip-over Events are referred to collectively as "Triggering Events."

         The Purchase Price payable, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Preferred Stock) or subscription rights or warrants (other than those referred to in (ii) immediately above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional shares of Preferred Stock are required to be issued (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock) and, in lieu thereof, the Company may make an adjustment in cash based on the market price of the Preferred Stock on the trading date immediately prior to the date of exercise.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding shares of Common Stock, the Board of Directors of the Company may, without payment of the Purchase Price by the holder, exchange the Rights (other than Rights owned by such person or group, which will become void), in whole or in part, for shares of Common Stock at an exchange ratio of one-half (1/2) the number of shares of Common Stock (or in certain circumstances Preferred Stock) for which a Right is exercisable immediately prior to the time of the Company's decision to exchange the Rights (subject to adjustment).

         At any time until the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of an acquiring company as set forth above or in the event that the Rights are redeemed.

         Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company at any time during the period in which the Rights are redeemable. At any time when the Rights are no longer redeemable, the provisions of the Rights Agreement may be amended by the Board only if such amendment does not adversely affect the interest of holders of Rights (excluding the interest of any Acquiring Person); provided, however, that no amendment may cause the Rights again to become redeemable.

         A copy of the Rights Agreement specifying the terms of the Rights, including as Exhibit 2 thereto the form of Rights Certificate and the Company's press release announcing the declaration of the Rights are filed herewith as Exhibits and are incorporated herein by reference. Copies of the Rights Agreement are also available free of charge from the Rights Agent. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

         Amendments to Bylaws

         The Board of Directors of the Company amended the Company's Bylaws at a meeting held on February 18, 1999. The amendments (i) add a provision requiring advance notice of shareholder proposals to be presented an annual meetings; (ii) require that any action of stockholders be taken at a meeting of stockholders and not by written consent; and (iii) add a provision requiring advance notice of stockholder nominations for the election of directors of the Company.



Item 7.   Financial Statements and Exhibits

(c)      Exhibits

3        Amendment to Bylaws.

4 Rights Agreement, dated as of February 19, 1999, by and between AAON, Inc. and Progressive Transfer Company, as Rights Agent, including exhibits thereto, filed as an exhibit to the Company's Registration Statement on Form 8-A filed on the same date this Current Report on Form 8-K is being filed, which exhibit is hereby incorporated by reference.

99       Press Release dated February 19, 1999.



<PAGE 3>


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           AAON, INC.


February 25, 1999                          By: /s/ Norman H. Asbjornson
                                               ------------------------------
                                                   Norman H. Asbjornson
                                                   President and Treasurer



<PAGE 4>


                                Index to Exhibits

3        Amendment to Bylaws.

4 Rights Agreement, dated as of February 19, 1999, by and between AAON, Inc. and Progressive Transfer Company, as Rights Agent, including exhibits thereto, filed as an exhibit to the Company's Registration Statement on Form 8-A filed on the same date this Current Report on Form 8-K is being filed, which exhibit is hereby incorporated by reference.

99       Press Release dated February 19, 1999.



<PAGE 5>


         EXHIBIT 3

                             AMENDMENT TO BYLAWS OF
                                   AAON, INC.

          1. The Amendment to the Bylaws changes Article II, Section 2 by the addition of the following language:

                  "To be properly brought before an annual meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the discretion of the Board or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepared to the Secretary, not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Any such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and in the event that such business includes a proposal to amend either the Articles of Incorporation or By-laws of the Corporation, the language of the proposed amendment, (ii) the name and address of the stockholder proposing such business, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (iv) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made and (v) any material interest of the stockholder of record and by the beneficial owner, if any, on whose behalf the proposal is made in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with this Section 2. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw."

          2. The Amendment to the Bylaws changes Article II, Section 10 to read in its entirety as follows: "Section 10. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by consent in writing by such stockholders."


          3. The Amendment to the Bylaws changes Article III, Section 1 by the addition of the following:

                  "Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders
         (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote for the election of Directors at the meeting and who complies with the notice procedures set forth in these Bylaws.

                  Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation that is in accordance with the procedures for bringing business before the meeting set forth in Article II, Section 2 of these Bylaws. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

                  No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in these Bylaws."


<PAGE 6>


EXHIBIT 99

IMMEDIATE RELEASE                                    Contact:
                                                     W.A. Bowen
                                                     Vice President - Finance
                                                     Phone:  843-520-4835


                    AAON, INC. ADOPTS STOCKHOLDER RIGHTS PLAN


TULSA, Oklahoma, February 19, 1999... AAON, Inc. [Nasdaq: AAON] (the "Company") today announced that its Board of Directors has adopted a Stockholder Rights Plan (the "Plan").

The Plan is designed to protect the Company from unfair or coercive takeover attempts and to prevent a potential acquiror from gaining control of the Company without fairly compensating all of the Company's stockholders.

The Plan creates a dividend of one right for each outstanding share of the Company's Common Stock. The rights are represented by and traded with the Company's Common Stock. There are no separate certificates or market for the rights.

The rights do not become exercisable or trade separately from the Common Stock unless one or both of the following conditions are met: a public announcement that a person has acquired 20% or more of the Common Stock of the Company, or a tender or exchange offer is made for 20% or more of the Common Stock of the Company.

Should either of the aforementioned conditions be met and the rights become exercisable, each right will entitle the holder thereof to buy 1/1,000th of a share of the Company's Series A Preferred Stock at an exercise price of $60.00. Each share of the Series A Preferred Stock will essentially be the economic equivalent of one share of Common Stock. Under certain circumstances the rights entitle the holders to buy the Company's stock at a 50% discount. In the event that (1) the Company is the surviving corporation in a merger or other business combination with an entity that owns 20% or more of the Company's outstanding stock; (2) any person shall acquire beneficial ownership of 20% of the Company's outstanding stock; or (3) there is any type of recapitalization of the Company that results in an increase by more than 1% the proportionate share of equity securities of the Company owned by a person who owns 20% or more of the Company's outstanding stock, each right holder will have the option to buy for the purchase price Common Stock of the Company having a value equal to two times the purchase price of the right.

Under certain circumstances the rights entitle the holders to buy shares of the acquiror's Common Stock at a 50% discount. In the event that, at any time after a person has acquired 20% or more of the Company's Common Stock, (1) the Company enters into a merger or other business combination transaction in which the Company is not the surviving corporation; (2) the Company is the surviving corporation in a transaction in which all or part of the Common Stock is exchanged for cash, property or securities of any other person; or (3) more than 50% of the assets, cash flow or earning power of the Company is sold, each right holder will have the option to buy for the purchase price stock of the acquiring company having a value equal to two times the purchase price of the right.

The rights may be redeemed by the Company for $0.001 per right at any time until the first public announcement of the acquisition of beneficial ownership of 20% of the Company's Common Stock.

The distribution of the rights will be made to stockholders of record as of March 1, 1999. Stockholders of record will receive a separate mailing describing the Plan and a copy of the Plan containing all the provisions of the new rights will be filed with the Securities and Exchange Commission by March 1, 1999. The Company's Plan is similar to those adopted by many other companies.

AAON,  Inc.   manufactures  rooftop  commercial  heating  and  air  conditioning equipment, air handlers, condensing units and air conditioning coils. The Company employs over 1,000 in its Tulsa, Oklahoma and Longview, Texas plants.